Exhibit 32.1



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 of MONY Life Insurance Company of America (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Pearson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Mark Pearson
                                      ----------------------------------
                                      Mark Pearson
                                      Chairman of the Board and
                                      Chief Executive Officer
Date: May 13, 2011